UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

ENANTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35839	04-3205099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

(617) 607-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on February 6, 2014, Enanta’s stockholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 10, 2014.

Proposal No. 1: To Elect Two Class I Directors to Serve until the 2017 Annual Meeting. The stockholders elected the following individuals as Class I directors of the Company:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bruce L. A. Carter, Ph.D.	10,301,466	20,261	3,510,425

Jay R. Luly, Ph.D.	10,184,827	136,900	3,510,425

Proposal No. 2: To Ratify the Appointment of Enanta’s Independent Registered Public Accounting Firm. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,806,526	19,356	6,270	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2014	ENANTA PHARMACEUTICALS, INC.

	By:	/s/ Paul J. Mellett
Paul J. Mellett
Senior Vice President, Finance and Administration and Chief Financial Officer